Exhibit 10.11

AMENDMENT NO. 6

TO

TERM LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 6 TO TERM LOAN AND SECURITY AGREEMENT (this “Sixth Amendment”), dated effective as of January 25, 2019, is entered into among SAExploration Holdings, Inc., a Delaware corporation (“Borrower”), the Guarantors party hereto, the Lenders party hereto (the “Lenders”), and Delaware Trust Company, as Administrative Agent and Collateral Agent (in such capacities, the “Agent”), and amends the Term Loan and Security Agreement dated as of June 29, 2016 (as amended by Amendment No. 1, dated as of October 24, 2016, Amendment No. 2, dated as of September 8, 2017, Amendment No. 3, dated as of February 28, 2018, Amendment No. 4, dated as of July 25, 2018, and Amendment No. 5, dated as of September 26, 2018, as so amended, and as further amended, restated, modified or supplemented from time to time, the “Term Loan Agreement”), entered into among the Borrower, Guarantors, Lenders party thereto, and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Term Loan Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower has requested that the Lenders agree to amend the Term Loan Agreement to effect the changes described below in Section 1;

WHEREAS, each Lender party hereto (which collectively constitute the Required Lenders) desires to amend the Term Loan Agreement to effect the changes and other provisions described below, in each case, on the terms and conditions described herein;

WHEREAS, Section 15.1 of the Term Loan Agreement provides that the Term Loan Agreement may be amended, modified and waived from time to time in accordance with the terms thereof.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

1.Amendments.

(a)The definition of “Excluded Accounts” in Schedule 1.1 of the Term Loan Agreement is hereby amended and restated in its entirety as follows:

“Excluded Accounts” means, as to any Loan Party, all Deposit Accounts (i) used solely for payroll and/or accrued employee benefits, (ii) used solely for employee benefit plans, or (iii) that do not hold, in the aggregate, more than $25,000.00 at any time.

2.Extension of Deadline to Deliver Control Agreements

(a)Pursuant to Section 6.17 of the Term Loan Agreement, the Borrower is required, among other things, to deliver or cause to be delivered to the Agent, Control Agreements (the “Control Agreements”), in form and substance satisfactory to the Agent and the Required Lenders by the date specified on Exhibit I to the Term Loan Agreement (or such later date as may be approved by the Required Lenders in their sole discretion).

(b)The Borrower has notified the Agent that it will not or may not be able to timely deliver to the Agent the Control Agreements in accordance with the Term Loan Agreement by the applicable due date.  Accordingly, as a one-time accommodation to the Borrower and without any obligation to do so, the Required Lenders and the Agent, at the direction of the Required Lenders, hereby agree to extend the due date for the Borrower to deliver or cause to be delivered to the Agent the Control Agreements to February 8, 2019.

(c)The Borrower acknowledges that its failure to deliver or cause to be delivered to the Agent the Control Agreements on or before February 8, 2019, or such later date as may be approved by the Required Lenders in their sole discretion, will constitute an Event of Default under the Term Loan Agreement.

3.Conditions to Effectiveness of Amendment.  This Sixth Amendment shall become effective (the “Sixth Amendment Effective Date”) as of the date first set forth above upon receipt by the Agent of the following (in the case of Clause (b) below, concurrently with the effectiveness of this Sixth Amendment):

(a)counterparts of this Sixth Amendment duly executed and delivered by the Borrower, the Guarantors, the Agent and Required Lenders;

(b)Borrower shall have obtained the necessary amendments under the Revolving Credit Documents and the Convertible Notes Documents in a manner similar to the amendment in Section 1 of this Sixth Amendment, each in form and substance satisfactory to the Agent and the Required Lenders, duly executed, and in full force and effect;

(c)payment of all reasonable actual costs, out-of-pocket fees and expenses of the Agent and the Lenders invoiced and owing in connection with this Sixth Amendment or pursuant to the terms of the Term Loan Agreement (including, without limitation, attorneys’ fees and expenses); and

(d)such other documents, instruments and agreements reasonably deemed necessary or desirable by the Agent or the Required Lenders with respect to the matters contemplated hereby.

4.Payment of Expenses.  The Borrower agrees to reimburse the Agent and the Lenders party hereto for all of their out-of-pocket costs and reasonable expenses (including attorneys’ fees) incurred in connection with this Sixth Amendment.

5.Representations and Warranties; Survival.  Each Loan Party represents and warrants to the Agent and each Lender that as of the Sixth Amendment Effective Date and after giving effect to this Sixth Amendment:  (a) each Loan Party party hereto has the power and authority to execute this Sixth Amendment and to perform its obligations under this Sixth Amendment and the Loan Documents as amended hereby, (b) each Loan Party has taken all necessary steps to authorize the execution, delivery and performance of this Sixth Amendment and the Loan Documents, as amended hereby, (c) this Sixth Amendment and the Loan Documents as amended by the Sixth Amendment constitutes the legal, valid and binding obligation of each Loan Party party thereto, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (d) no Default or Event of Default shall have occurred and be continuing and (e) all representations and warranties contained in the Loan Documents and in this Sixth Amendment are true and correct in all material respects with the same effect as though made on and as of the date hereof (except to the extent such representations and warranties relate to a specified prior date, then as of such prior date).  In addition, each such representation and warranty shall survive the execution and delivery of this Sixth Amendment, and no investigation by the Agent or any Lender shall affect the representations and warranties or the right of the Agent or any Lender to rely upon them.

6.Reference to and Effect on the Agreement.  On and after the Sixth Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Agreement, and each reference in each of the Loan Documents to “the Agreement,” “thereunder,” “thereof” or words of like import referring to the Agreement, shall mean and be a reference to the Term Loan Agreement, as amended by this Sixth Amendment.  The Term Loan Agreement and each of the other Loan Documents, except as specifically amended by this Sixth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  This Sixth Amendment shall constitute a Loan Document.  Without limiting the generality of the foregoing, the Borrower and the Guarantors hereby acknowledge and confirm that all obligations, liabilities and indebtedness of the Loan Parties under the Loan Documents constitute “Obligations” under and as defined in the Term Loan Agreement and are secured by and entitled to the benefits of the Term Loan Agreement and the other Loan Documents and the Loan Parties hereby ratify and confirm the grant of the liens and security interests in the Collateral in favor of the Agent, for the benefit of itself and the Lenders, pursuant to the Term Loan Agreement and the other Loan Documents, as security for the Obligations. The execution, delivery and effectiveness of this Sixth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7.Confirmation of Compliance with Section 15.1 of the Agreement.  The Borrower and the Lenders party hereto hereby confirm that all of the actions required to be taken by the Lenders and Borrower pursuant to Section 15.1 of the Agreement have been taken in accordance with the provisions of such Section.

8.Execution in Counterparts.  This Sixth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Sixth Amendment by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Sixth Amendment.

9.Direction.  Each of the Lenders party hereto (which collectively constitute the Required Lenders) hereby (i) authorizes and directs the Agent to execute and deliver this Sixth Amendment, and (ii) acknowledges and agrees that (x) the foregoing directed action constitutes a direction from the Required Lenders under Section 17 of the Term Loan Agreement, (y) Sections 11.3, 17.3, 17.5, and 19.9 of the Term Loan Agreement and all other rights, protections, privileges, immunities, exculpations, and indemnities afforded to the Agent under the Loan Documents shall apply to any and all actions taken or not taken by the Agent in accordance with such direction, and (z) the Agent may conclusively rely upon (and shall be fully protected in relying upon) the Register in determining such Lender’s ownership of the Advances and unused Commitments on and as of the date hereof.  Each undersigned Lender hereby severally represents and warrants to the Agent that, on and as of the date hereof, it is duly authorized to enter into this Sixth Amendment.

10.Governing Law.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Sixth Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

SAEXPLORATION HOLDINGS, INC.

By:	/s/Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General
Counsel and Secretary

OTHER LOAN PARTIES:

SAEXPLORATION, INC.

By:	/s/Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General
Counsel and Secretary

SAEXPLORATION SUB, INC.

By:	/s/Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General
Counsel and Secretary

NES, LLC

By:	/s/Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General
Counsel and Secretary

[Signature Page to Amendment No. 6 to Term Loan and Security Agreement]

698740.0002 4821-8137-3833

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:	/s/Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General
Counsel and Secretary

SAEXPLORATION ACQUISITIONS (U.S.), LLC

By:	/s/Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General
Counsel and Secretary

[Signature Page to Amendment No. 6 to Term Loan and Security Agreement]

698740.0002 4821-8137-3833

THE ADMINISTRATIVE AND COLLATERAL AGENT:

DELAWARE TRUST COMPANY

By:	/s/Alan R, Halpern
	Name:	Alan R. Halpern
	Title:	Vice President

[Signature Page to Amendment No. 6 to Term Loan and Security Agreement]

698740.0002 4821-8137-3833

THE LENDERS:

WBOX 2015-7 LTD.

By:	/s/Mark Strefling
	Name:	Mark Strefling
	Title:	Director

[Signature Page to Amendment No. 6 to Term Loan and Security Agreement]

698740.0002 4821-8137-3833

BLUEMOUNTAIN CREDIT ALTERNATIVES
MASTER FUND L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BLUEMOUNTAIN MONTENVERS MASTER
FUND SCA SICAV-SIF.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BLUEMOUNTAIN KICKING HORSE FUND L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BLUEMOUNTAIN GUADALUPE PEAK FUND L.P.

By: BlueMountain Capital Management, LLC, its Investment Manager

By:	/s/David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

BLUEMOUNTAIN SUMMIT TRADING L.P.

By:	/s/David M. O’Mara
	Name:	David M. O’Mara
	Title:	Deputy General Counsel

[Signature Page to Amendment No. 6 to Term Loan and Security Agreement]

698740.0002 4821-8137-3833